                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           The Wackenhut Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE WACKENHUT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[WACKENHUT LOGO]


EXECUTIVE OFFICES
4200 Wackenhut Drive #100
Palm Beach Gardens, Florida 33410-4243
Telephone: (561) 622-5656

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS ON MAY 7, 1999

To the Shareholders:

The Annual Meeting of the Shareholders of The Wackenhut Corporation will be held on Friday, May 7, 1999, at 9:00 A.M. at the Ritz-Carlton, Palm Beach, 100 South Ocean Blvd., Manalapan, Florida, for the purpose of considering and acting on the matters following:

          (1) the election of twelve directors for the ensuing year;

          (2) ratification of the action of the Board of Directors in appointing the firm of Arthur Andersen LLP to be the independent certified public accountants of the Corporation for the fiscal year 1999, and to perform such other services as may be requested;

          (3) approval of the setting aside of additional shares for the Key Employee Long-Term Incentive Stock Plan; and

          (4) the transaction of any other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only shareholders of Series A Common Stock of record at the close of business March 17, 1999, the record date and time fixed by the Board of Directors, are entitled to notice and to vote at said meeting.

ALL SERIES A COMMON STOCK SHAREHOLDERS ARE URGED EITHER TO ATTEND THE MEETING IN PERSON OR TO VOTE BY PROXY.

If you are a registered shareholder, you can ensure that your shares are represented at the Annual Meeting in one of two ways:

          1) by completing, signing, dating and mailing the enclosed proxy card in the enclosed postage-paid envelope;

          2) by calling the toll-free number indicated on the enclosed proxy card to vote by phone.

If you attend the meeting in person, you may, if you wish, revoke your proxy and vote in person.

If your shares are held in the name of a broker, bank or other holder of record, you may attend the Annual Meeting, but may not vote at the meeting unless you have first obtained a proxy, executed in your favor, from the owner of record.

By order of the Board of Directors.

                                         James P. Rowan
                                         Senior Vice President, General Counsel,
                                         and Assistant Secretary

March 31, 1999

PROXY STATEMENT

                                                                  MARCH 31, 1999

The Wackenhut Corporation
Executive Offices
4200 Wackenhut Drive #100
Palm Beach Gardens, Florida 33410-4243
Telephone: (561) 622-5656

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Wackenhut Corporation (the "Company" or the "Corporation") for the Annual Meeting of the Shareholders of the Corporation to be held at the Ritz-Carlton, Palm Beach, 100 South Ocean Blvd., Manalapan, Florida, May 7, 1999, and all adjournments thereof. Please note the Proxy Card provides a means to withhold authority to vote for any individual director-nominee. Also note the format of the Proxy Card which provides an opportunity to specify your choice between approval, disapproval or abstention with respect to the proposal to ratify the appointment of Arthur Andersen LLP as independent certified public accountants of the Corporation, and the proposal to approve the setting aside of additional shares for the Key Employee Long-Term Incentive Stock Plan. If the enclosed Proxy Card is executed properly and returned, the shares represented will be voted in accordance with those instructions.

A Proxy Card which is properly executed, returned and not revoked will be voted in accordance with the instructions indicated. A proxy voted by telephone and not revoked will be voted in accordance with the shareholder's instructions. If no instructions are given, proxies which are signed and returned or voted by telephone will be voted as follows:

     FOR  -- the slate of Directors proposed by the Board of Directors;

     FOR -- the proposal to ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of the Corporation; and

     FOR -- the proposal to approve the setting aside of additional shares for the Key Employee Long-Term Incentive Stock Plan.

The enclosed proxy gives discretionary authority as to any matters not specifically referred to therein. Management is not aware of any other matters to be presented for action by shareholders before the Annual Meeting. If any such matter or matters properly come before the Annual Meeting, it is understood that the designated proxy holders have discretionary authority to vote thereon.

Holders of shares of the Series A Common Stock of the Corporation of record as of the close of business on March 17, 1999, will be entitled to one vote for each share of stock standing in their name on the books of The Wackenhut Corporation.

On March 17, 1999, 3,855,582 shares of Series A Common Stock were outstanding. The Series A Common Stock will vote as a single class for the election of Directors, to ratify the appointment of Arthur Andersen LLP, to approve the setting aside of additional shares for the Key Employee Long-Term Incentive Stock Plan and on any other matter which may properly come before the meeting.

Any person giving a proxy has the power to revoke it any time before it is voted by written notice to the Corporation or attending the meeting and voting the shares.

The cost of preparation, assembly and mailing this Proxy Statement material will be borne by the Corporation. It is contemplated that the solicitation of proxies will be entirely by mail. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders of the Corporation on or about March 31, 1999.

THE ELECTION OF DIRECTORS

The Board of Directors will be comprised of twelve (12) members. Unless instructed otherwise, the persons named on the accompanying Proxy Card will vote for the election of the nominees named below to serve for the ensuing year and until their successors are elected and have qualified. Eleven (11) of the nominees are presently directors of the Corporation who were elected by the shareholders at their last annual meeting. Thomas P. Stafford served as a Director of the Corporation from 1991 to 1996 and was re-elected by the Board of Directors at its meeting of February 19, 1999.

If any nominee for director shall become unavailable (which management has no reason to believe will be the case), it is intended that the shares represented by the enclosed Proxy Card will be voted for any such replacement or substitute nominee as may be nominated by the Board of Directors. A brief biographical statement for each nominee follows:

NOMINEE AND YEAR                        PRESENT AND PAST POSITIONS
FIRST BECAME DIRECTOR                   AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
JULIUS W. BECTON, JR.                   General Becton's most recent position was Chief Executive Officer/Superintendent of the
        1994                            Washington, D.C. Public School System. He is also a former President of Prairie View
       Age 72                           A & M University. He entered the Army as a Private in 1944 and rose to the rank
       [PHOTO]                          of Lieutenant General. While in the Army, he commanded the lst Cavalry Division and the VII
                                        Corps, and was the Deputy Commanding General of the U.S. Army Training and Doctrine Command.
                                        He is a veteran of three wars, World War II, the Korean War and Vietnam. After departing the service in 1983, he served as Director of the Office of U.S. Foreign Disaster Assistance,
                                        and from 1985 to 1989 was the Director, Federal Emergency Management Agency. He was later chief operating officer for American Coastal Industries, Inc. He is on the Board of
                                        Directors of General Dynamics Corporation, NSC Discovery Center, Inc., and the Marine Spill
                                        Response Corporation. He is a member of the Defense Science Board Readiness Task Force. He is a trustee of the George C. Marshall Foundation, and serves on the board of several civic public service organizations. He received numerous U.S. Army service and valor awards, including the Distinguished Service Medal; and the Distinguished Service Award for his
                                        service as Director, Federal Emergency Management Agency. He has a B.S. from Prairie View
                                        A & M University; an M.A. in economics from the University of Maryland, and has been awarded honorary Doctor of Laws degrees by four universities.(d)(e)(f)


------------------------------------------------------------------------------------------------------------------------------------

NOMINEE AND YEAR                      PRESENT AND PAST POSITIONS
FIRST BECAME DIRECTOR                 AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
ALAN B. BERNSTEIN                     Mr. Bernstein has been Executive Vice President of the Corporation since 1991,
       1998                           and is also President of the Corporation's North American Operations Group. Mr. Bernstein
      Age 51                          has been with the Corporation since 1976, except for a period in 1982 when he was a partner
     [PHOTO]                          in a family-owned security alarm business in New York State. He was appointed President,
                                      Wackenhut Systems Corporation in 1983, and subsequently was named Vice President, Corporate
                                      Business Development in 1984; Vice President, Domestic Operations in 1985; and was Senior
                                      Vice President, Domestic Operations from 1986-91. He also serves on the Board of Directors of
                                      Ranger Security Detectors, Inc., El Paso, Texas; and several subsidiaries of the Corporation.
                                      He is on the Board of Directors of the Miami Museum of Science and Planetarium, and is a
                                      member of the American Society for Industrial Security. He has a B.S.E.E. degree from the
                                      University of Rochester, and an M.B.A. degree from Cornell University.(d)(f)

----------------------------------------------------------------------------------------------------------------------------------

CARROLL A. CAMPBELL, JR.              Governor Campbell served two terms as the Governor of South Carolina (1987-95), and
          1997                        four terms representing South Carolina's fourth district in the U.S. House of Representatives
         Age 58                       (1979-86). He also served in the South Carolina House of Representatives (1970-74) and was
        [PHOTO]                       elected to the South Carolina Senate in 1976. While serving as Governor, he was also Chairman of the National Governors Association (1993-94) and co-chair of the National Governors
                                      Association Task Force on Education. He is recognized as a leader in promoting initiatives for excellence in education at the state and national levels, and has served as chairman of the
                                      National Education Goals Panel and co-chair of the National Council on Education Standards and
                                      Testing. Gov. Campbell is currently the President and Chief Executive Officer of the American
                                      Council of Life Insurance. His business career began at age 19, when he co-founded a business which eventually developed a chain of 13 restaurants. He remains active today in several small business enterprises and serves on the boards of directors for the Fluor Corporation, AVX
                                      Corporation, Norfolk Southern Corporation, and the Boy Scouts of America. He is ex officio board chairman for the Huntington Society, an arts foundation. He has an M.A. degree from the
                                      American University, is a member of three national honor societies, and holds nine honorary doctorate degrees.(b)(e)

----------------------------------------------------------------------------------------------------------------------------------

 BENJAMIN R. CIVILETTI                Mr. Civiletti has been Chairman of the law firm Venable, Baetjer and Howard since 1993 and was
         1998                         Managing Partner of the firm from 1987 to 1993. From 1979 to 1980, Mr. Civiletti served as the
        Age 63                        Attorney General of the United States. Mr. Civiletti is Chairman of the Board of Greater
       [PHOTO]                        Baltimore Medical Center and the Founding Chairman of the Maryland Legal Services Corporation;
                                      a Director of Bethlehem Steel Corporation, and a Director of MBNA Corporation and MBNA
                                      International. Mr. Civiletti has served as a Director of Wackenhut Corrections Corporation since April 1994. Mr. Civiletti is a Fellow of the American Bar Foundation, the American Law
                                      Institute, and the American College of Trial Lawyers. Mr. Civiletti was Chairman of the
                                      Maryland Governor's Commission on Welfare Policy in 1993, and a member of the Maryland
                                      Governor's Task Force on Alternatives to Incarceration in 1991.(b)(c)



NOMINEE AND YEAR                        PRESENT AND PAST POSITIONS
FIRST BECAME DIRECTOR                   AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
ANNE NEWMAN FOREMAN                    Mrs. Foreman served as Under Secretary of the United States Air Force from September 1989
      1993                             until January 1993. Prior to her tenure as Under Secretary, she was General Counsel of the
     Age 51                            Department of the Air Force and a member of the Department's Intelligence Oversight Board.
    [PHOTO]                            Mrs. Foreman served in the White House as Associate Director of Presidential Personnel for
                                       National Security (1985-1987) and practiced law with the Washington office of the
                                       Houston-based law firm of Bracewell and Patterson, and with the British solicitors Boodle
                                       Hatfield, Co., in London, England (1979-1985). Mrs. Foreman is a former member of the career
                                       Foreign Service, having served in Beirut, Lebanon; Tunis, Tunisia, and the U.S. Mission to
                                       the United Nations in New York. She was a U.S. Delegate to the 3lst Session of the U.N.
                                       General Assembly and to the 62nd Session of the U.N. Economic and Social Council. Mrs.
                                       Foreman received a B.A. degree, Magna Cum Laude, from the University of Southern California and a M.A. (History) from the same institution. She also holds a J.D. from American
                                       University and was awarded an Honorary Doctorate of Laws from Troy State University. Mrs.
                                       Foreman is a member of Phi Beta Kappa, has been a member of numerous Presidential delegations, and was twice awarded the Air Force Medal for Distinguished Civilian Service.
                                       She also serves as a member of the Board of Directors of Ultra Electronics Defense, Inc.
                                       (d)(e)

-----------------------------------------------------------------------------------------------------------------------------------


EDWARD L. HENNESSY, JR.                Mr. Hennessy, Jr. served as Chairman of the Board and Chief Executive Officer of Allied-
         1993                          Signal Inc. from 1979 to 1991. He was previously Executive Vice President and member of the
        Age 71                         Board of Directors and Executive Committee of United Technologies Corporation, Senior Vice
       [Photo]                         President for Administration and Finance for Heublein, Inc. and Controller with IT&T
                                       Corporation. He is a member of the Board of Directors of NAI Technologies, Inc. He is a
                                       Trustee of The Catholic University of America, a Director of The Coast Guard Academy
                                       Foundation, Inc., founding President of the Tri-County Scholarship Fund and Vice-Chairman of
                                       the March of Dimes. He was a member of The President's Private Sector Survey on Cost Control,
                                       The (New Jersey) Governor's Management Improvement Plan, Inc., and the Tender Offer Advisory
                                       Committee of the Securities & Exchange Commission. He also is a member of The Conference
                                       Board, Inc. and the Economic Club of New York. He has numerous honorary degrees and is a graduate of Fairleigh Dickinson University in New Jersey, where he is a former Trustee and
                                       Chairman of the University's Board.(a)(c)

-----------------------------------------------------------------------------------------------------------------------------------


NOMINEE AND YEAR                        PRESENT AND PAST POSITIONS
FIRST BECAME DIRECTOR                   AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
PAUL X. KELLEY                          General Kelley is a Partner with J.F. Lehman, Inc., a New York private investment firm. He
    1988                                served as Vice Chairman, Cassidy & Associates, Inc., a government relations firm from 1989
   Age 70                               to 1998. Prior to that, he was Commandant of the Marine Corps and Member of the Joint Chiefs
  [PHOTO]                               of Staff from 1983 until his retirement in 1987. He currently serves on the Board of
                                        Directors of Allied Signal, Inc., an aerospace, automotive and engineered materials company;
                                        GenCorp, Inc., a propulsion, electronics and polymers company; Saul Centers Inc., a real estate investment trust; Sturm Ruger & Co., Inc., a small arms company; and UST, Inc., a tobacco products and wine company. He is the recipient of numerous awards for valor and distinguished service during thirty-seven years of active military service. General Kelley has a B.S. in Economics from Villanova University and is a Distinguished Graduate of the Air
                                        War College. He is the recipient of five honorary doctorate degrees from major universities.(b)(c)(e)

-----------------------------------------------------------------------------------------------------------------------------------

NANCY CLARK REYNOLDS                    Ms. Reynolds is Senior Consultant of The Wexler Group, a governmental relations and public
       1986                             affairs consulting firm in Washington, D.C. She currently serves as a Director of The
      Age 71                            Norrell Corporation, a temporary help service firm. She is a member of the Board of the
     [PHOTO]                            National Park Foundation and a trustee of the Smithsonian Museum of the American Indian. She
                                        is a past President of the Business and Government Relations Council. Ms. Reynolds is also currently Chairman of Crow Canyon Archaeological Center in Cortez, Colorado. She was
                                        formerly a Director of the Chicago Mercantile Exchange, G.D. Searle & Co., Sears, Roebuck &
                                        Co., Allstate Insurance Company and Viacom International. From 1977-82, she was a Vice
                                        President of the Bendix Corporation. She received her B.A. degree in English from Goucher
                                        College and an Honorary Degree of Law from Gonzaga University.(b)(f)


-----------------------------------------------------------------------------------------------------------------------------------
JOHN F. RUFFLE                          Mr. Ruffle is a retired Vice Chairman and Director of J.P. Morgan & Co., Inc. and Morgan
    1998                                Guaranty Trust Company of New York since June 1, 1993. He joined J.P. Morgan in 1970 as
   Age 61                               Controller and was named CFO in 1980, and elected Vice Chairman in 1985. Earlier, he was
  [PHOTO]                               Assistant Treasurer and Director of Accounting for International Paper Company. Mr. Ruffle
                                        also serves as a Director of Bethlehem Steel Corporation, American Shared Hospital Services
                                        and Trident Corporation, and Wackenhut Corrections Corporation. He is a Trustee of the Johns
                                        Hopkins University and of JPM Series Trust II (mutual funds). He is a past President of the
                                        Board of Trustees of the Financial Accounting Foundation and a past Chairman of the
                                        Financial Executives Institute, and in 1991 received the Financial Executive Institute's
                                        National Award for Distinguished Service. Mr. Ruffle is a graduate of the Johns Hopkins
                                        University and earned an M.B.A. in Finance from Rutgers University. He is also a CPA.(c)(d)
-----------------------------------------------------------------------------------------------------------------------------------


NOMINEE AND YEAR                        PRESENT AND PAST POSITIONS FIRST
BECAME DIRECTOR                         AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS P. STAFFORD                      General Stafford is a Consultant for the firm of General Technical Services, Inc., which he
       1991                             joined in 1984. He is also Vice Chairman and co-founder of Stafford, Burke and Hecker, Inc.,
      Age 68                            a Washington-based consulting firm. After serving as an astronaut for a number of years, he
     [PHOTO]                            retired in 1979 from the Air Force as Deputy Chief of Staff for Research, Development and
                                        Acquisition and served as Vice Chairman of Gibraltar Exploration Limited until 1984. Gen.
                                        Stafford is also Chairman of the Board of Omega Watch Corporation of America and is a
                                        Director of Allied Signal; CMI Corporation; Cycomm International, Inc.; Seagate Technology,
                                        Inc.; Timet, Inc.; and Tremont Corporation. General Stafford served as a Director of the
                                        Corporation from 1991 to 1996.

-----------------------------------------------------------------------------------------------------------------------------------

GEORGE R. WACKENHUT                    Mr. Wackenhut is Chairman of the Board and Chief Executive Officer of the Corporation.
       1958                            He was President of the Corporation from the time it was founded until April 26, 1986. He
      Age 79                           formerly was a Special Agent of the Federal Bureau of Investigation. Mr. Wackenhut is
      [PHOTO]                          Chairman of the Board of Directors of Wackenhut Corrections Corporation, a member of the
                                       Board of Trustees of Correctional Properties Trust, a former member of the Board of Directors of SSJ Medical Development, Inc., Miami, Florida, and is on the Dean's Advisory Board of the
                                       University of Miami School of Business. He is on the National Council of Trustees, Freedoms
                                       Foundation at Valley Forge, the President's Advisory Council for the Small Business
                                       Administration, Region IV, and a member of the National Board of the National Soccer Hall of
                                       Fame. He is a past participant in the Florida Governor's War on Crime and a past member of the Law Enforcement Council, National Council on Crime and Delinquency, and the Board of
                                       Visitors of the U.S. Army Military Police School. He is also a member of the American Society for Industrial Security. He was a recipient in 1990 of the Labor Order of Merit, First Class, from the government of Venezuela. Mr. Wackenhut received his B.S. degree from the University of Hawaii and his M.Ed. degree from Johns Hopkins University. Mr. Wackenhut is married to
                                       Ruth J. Wackenhut, Secretary of the Corporation. His son Richard R. Wackenhut, is a
                                       Director-Nominee.(a)(f)

-----------------------------------------------------------------------------------------------------------------------------------


NOMINEE AND YEAR                        PRESENT AND PAST POSITIONS
FIRST BECAME DIRECTOR                   AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD R. WACKENHUT                    Mr. Wackenhut, President and Chief Operating Officer of the Corporation since April 26,
        1986                            1986, was formerly Senior Vice President, Operations from 1983-1986. He was Manager of
       Age 51                           Physical Security from 1973-74. He also served as Manager, Development at the Corporation's
      [PHOTO]                           Headquarters from 1974-76; Area Manager, Columbia, SC from 1976-77; District Manager,
                                        Columbia, SC from 1977-79; Director, Physical Security Division at Corporate Headquarters
                                        1979-80; Vice President, Operations from 1981-82; and Senior Vice President, Domestic
                                        Operations from 1982-83. Mr. Wackenhut is a member of the Board of Directors of Wackenhut
                                        Corrections Corporation, a Director of Wackenhut del Ecuador, S.A.; Wackenhut UK, Limited;
                                        Wackenhut Dominicana, S.A.; Wackenhut Resources, Inc.; the Board of Trustees of Correctional
                                        Properties Trust; and a Director of several domestic subsidiaries of the Corporation. He is
                                        Vice Chairman of Associated Industries of Florida. He is also a member of the American
                                        Society for Industrial Security, a member of the International Security Management
                                        Association, and the International Association of Chiefs of Police. Mr. Wackenhut currently volunteers to serve on the Police Advisory Board for the Town of Sewall's Point, FL. He
                                        received his B.A. degree from The Citadel in 1969, and completed the Advanced Management
                                        Program of the Harvard University School of Business Administration in 1987. Mr. Wackenhut
                                        is the son of George R. Wackenhut, a Director-Nominee, and Ruth J. Wackenhut, Secretary of
                                        the Corporation.(a)(d)

    (a) Member of Executive Committee
    (b) Member of Nominating and Compensation Committee
    (c) Member of Audit and Finance Committee
    (d) Member of Corporate Planning Committee
    (e) Member of Operations and Oversight Committee
    (f) Member of Fair Employment Practices Committee

The election of the directors listed on the previous pages will require the affirmative vote of the holders of a plurality of the shares present or represented at the shareholders meeting. Abstentions will be treated as shares represented at the meeting and therefore will be the equivalent of a negative vote, and broker non-votes will not be considered as shares represented at the meeting.

COMPOSITION AND FUNCTIONS OF SPECIFIC COMMITTEES OF THE BOARD
OF DIRECTORS

The Wackenhut Corporation has an Audit and Finance Committee whose members are as follows:

Edward L. Hennessy, Jr., Chairman                             Benjamin R. Civiletti
John F. Ruffle, Vice Chairman                                 Paul X. Kelley

The Audit and Finance Committee met five times during the past fiscal year.

The Audit and Finance Committee's principal functions and responsibilities are as follows:

     1. Recommend the selection, retention, or termination of the Corporation's independent auditors.

     2. Review the proposed scope of the audit and fees.

     3. Review the quarterly and annual financial statements and the results of the audit with management, the internal auditors, and the independent auditors with emphasis on the quality of earnings in terms of accounting policies selected; this activity would also entail assisting in the resolution of problems that might arise in connection with an audit if and when this becomes necessary.

     4. Review with management and independent auditors the recommendations made by the auditors with respect to changes in accounting procedures and internal accounting controls as well as other matters of concern to the independent auditors resulting from their audit activity.

     5. Review with management and members of the internal audit team the activities of and recommendations made by this group.

     6. Inquire about and be aware of all work (audit, tax, consulting) that the independent auditors perform for the Corporation.

     7. Recommend policies to avoid unethical, questionable, or illegal activities by Corporation personnel.

     8. Make periodic reports to the full Board on its activities.

The Wackenhut Corporation also has a Nominating and Compensation Committee which, in addition to its role in recommending compensation for the Chief Executive Officer and the other executive officers, evaluates possible Director nominees and makes recommendations concerning such nominees to the Board of Directors, and recommends to the Chairman and the Board itself the composition of Board Committees and nominees for officers of the Corporation. See the Report of the Compensation Committee later in this Proxy Statement.

Shareholders desiring to suggest qualified nominees for director should advise the Assistant Secretary of the Corporation in writing and include sufficient biographical material to permit an appropriate evaluation.

A total number of four meetings of the Board of Directors was held during the 1998 fiscal year.

SECURITY OWNERSHIP

The following table shows the number of shares of the Corporation's Series A and Series B Common Stock, each with a par value of $.10 per share, that was beneficially owned as of February 24, 1999, by each Director-Nominee for election as director at the 1999 Annual Meeting of Shareholders, by each named executive officer, by all Director-Nominees and executive officers as a group, and by each person or group who was known by the Corporation to beneficially own more than 5% of the Corporation's outstanding Series A or Series B Common Stock.

                                                                               COMMON STOCK

                                                                SERIES A-(VOTING)          SERIES B-(NON-VOTING)
BENEFICIAL OWNER (1)
                                                            AMOUNT & NATURE   PERCENT     AMOUNT & NATURE   PERCENT
                                                             OF BENEFICIAL      OF         OF BENEFICIAL       OF
                                                              OWNERSHIP (2)    CLASS      OWNERSHIP (2)(6)   CLASS
-------------------------------------------------------------------------------------------------------------------
DIRECTOR NOMINEES
Julius W. Becton, Jr.                                                0            *           8,500              *
Alan B. Bernstein                                                  500            *          95,710              *
Carroll A. Campbell, Jr.                                             0           --           4,000              *
Benjamin R. Civiletti                                                0           --           2,000              *
Anne Newman Foreman                                                200            *           8,550              *
Edward L. Hennessy, Jr.                                            200            *           8,862(3)           *
Paul X. Kelley                                                   1,000(3)         *          10,937(3)           *
Nancy Clark Reynolds                                             1,400            *           9,912              *
John F. Ruffle                                                     500            *           3,000              *
Thomas P. Stafford                                                   0           --           4,500              *
George R. Wackenhut                                          1,929,606        50.05%      2,264,571(4)       20.16%
Richard R. Wackenhut                                                65            *         816,547(5)        7.27%

EXECUTIVE OFFICERS
George C. Zoley                                                      0           --               0             --
Philip L. Maslowe                                                    0           --          55,000              *

ALL NOMINEES AND EXECUTIVE                                   1,933,627        50.15%      3,563,289          31.73%
OFFICERS AS A GROUP

OTHER
Eagle Asset Management, Inc. (7)                                    --           --       1,301,577          11.59%
Mellon Bank Corporation (8)                                    212,706         5.52              --             --

*Beneficially owns less than 1%

    (1) Unless stated otherwise, the address of the beneficial owners is 4200 Wackenhut Drive #100, Palm Beach Gardens, Florida 33410.

    (2) Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the Securities and Exchange Commission. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the shares beneficially owned. Each person reported as the beneficial owner of stock owned of record by, or in joint tenancy with another person, has only shared voting and investment power over the stock.

    (3)  All shares held jointly with his wife.

    (4) George R. Wackenhut and Ruth J. Wackenhut, his wife and Secretary of the Corporation, through trusts over which they have sole dispositive and voting power, control 50.05% of the issued and outstanding voting common stock of The Wackenhut Corporation.

    (5) 65 shares of Series A and 137 shares of Series B held in trust for daughter, Jennifer A. Wackenhut, under Florida Gifts to Minors Act and 698,155 Series B shares held in an irrevocable family trust for the benefit of Richard R. Wackenhut and the balance held directly by him.

    (6) Includes Series B shares over which the Executive Officers and Director Nominees have options.

    (7) The address of Eagle Asset Management, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716.

    (8) The address of Mellon Bank Corporation is One Mellon Bank Center, Pittsburgh, PA 15258.

EXECUTIVE COMPENSATION

The following table shows remuneration paid or accrued by the Corporation during the fiscal year ended January 3, 1999, and each of the two preceding fiscal years, to the Chief Executive Officer and to each of the four most highly compensated executive officers of the Corporation other than the Chief Executive Officer for services in all capacities while they were employees of the Company, and the capacities in which the services were rendered.

SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                                   -------------------              -------------------------
                                                                                    AWARDS            PAYOUTS
                                                                            RESTRICTED   SECURITIES              ALL OTHER
                                                                              STOCK      UNDERLYING    LTIP        COMPEN-
                                                                              AWARDS      OPTIONS/    PAYOUTS      SATION
Name and Principal Position                 Year    Salary ($)   Bonus ($)  ($)(1)(2)    SARs(#)(3)     ($)     ($)(4)(5)&(6)
-----------------------------------------------------------------------------------------------------------------------------
George R. Wackenhut,                        1998   1,154,000    537,000          --       30,000    344,363          16,543
Chairman of the Board and                   1997   1,006,000    250,000          --       22,000         --          16,543
Chief Executive Officer                     1996     859,000    335,000          --       18,000         --          16,543


Richard R. Wackenhut,                       1998     772,000    410,000      46,662       25,000    135,069         517,664
President and Chief                         1997     643,000    200,000      42,329       20,000         --          78,500
Operating Officer                           1996     555,000    217,000      36,663       16,000         --         127,500


Alan B. Bernstein,                          1998     456,000    260,000      22,497       20,000     68,519         297,040
Executive Vice President,                   1997     382,000    165,000      22,498       15,000         --          67,000
and President, North                        1996     313,000    150,000      18,598       14,000         --         109,000
American Operations Group

George C. Zoley                             1998     436,000    227,000          --       30,000         --          35,000
Wackenhut Corrections Corp.                 1997     366,000    122,500          --       20,000         --          32,004
President and Chief Executive               1996     288,000    101,500          --       20,000         --          25,906
Officer and Director

Philip L. Maslowe                           1998     316,000    176,000      15,998       10,000         --         141,842
Senior Vice President,                      1997      95,000     50,000      14,665       30,000         --          65,000
Finance and Chief Financial                 1996          --         --          --           --         --              --
Officer

(1) The aggregate number and value of restricted stock holdings (including restricted stock units and performance shares) based upon the Series B Common Stock fair market value at January 3, 1999 is as follows:

                                                   RESTRICTED
                                                     STOCK       PERFORMANCE      TOTAL           FAIR
                                                     UNITS         SHARES      UNITS/SHARES   MARKET VALUE
----------------------------------------------------------------------------------------------------------
G. R. Wackenhut..................................        --         26,589         26,589      $583,296
R. R. Wackenhut..................................    18,039         10,243         28,282       620,436
A. B. Bernstein..................................     9,130          5,513         14,643       321,231
P. L. Maslowe....................................     1,766          3,532          5,298       116,225
G. C. Zoley......................................        --             --             --            --

    Restricted stock units do not vest until after 7 years continuous employment from the date of grant. Restricted stock units in the amounts of 1,175 and 535 granted in 1991 to R. R. Wackenhut and A. B. Bernstein vested in 1998.

(2) Dividends are paid on restricted stock.

(3) The following securities underlying options were granted under stock option plans of Wackenhut Corrections Corporation:

                                                 SECURITIES UNDERLYING OPTIONS (#)
                       NAME                       1998         1997        1996
                      -----------------------------------------------------------
                      George R. Wackenhut             --          --          --
                      Richard R. Wackenhut            --          --          --
                      Alan B. Bernstein               --          --          --
                      Fernando Carrizosa              --          --          --
                      George C. Zoley             30,000      20,000      20,000

(4) This column represents (for the CEO) the cost of a split-dollar life insurance policy covering George R. Wackenhut and Ruth J. Wackenhut.

(5) This column represents (except for the CEO) the cost of providing for future liabilities under the Senior Officer Retirement Plan except for Mr. Zoley who is provided for under the Corrections Subsidiary Senior Officer Retirement Plan.

(6) This column includes early distributions of deferred compensation for
    R. R. Wackenhut and A. B. Bernstein of $244,664 and $63,040, respectively, and relocation expense allowance of $92,842 for Philip L. Maslowe.

LONG-TERM INCENTIVE PLAN -- AWARDS IN THE LAST FISCAL YEAR

The following table sets forth certain information concerning awards made under the Company's Key Employee Long-Term Incentive Stock Plan to the named executives during fiscal 1998. The Plan is a series of successive overlapping three-year periods commencing the first day of each fiscal year. Awards are earned only if certain predetermined criteria are met. Adjustments may be made in performance share awards to consider aspects of performance that may not be reflected in the Company's financial results.

                                                                               ESTIMATED FUTURE PAYOUTS
                                              NUMBER OF     PERFORMANCE   UNDER NON-STOCK PRICE-BASED PLAN
                                                SHARES,       OR OTHER
                                               UNITS, OR   PERIOD UNTIL   THRESHOLD   TARGET    MAXIMUM
                                             OTHER RIGHTS  MATURATION OR   PAYOUT     PAYOUT    PAYOUT
                    NAME                       (#) (1)      PAYOUT (2)      ($)         ($)       ($)
-------------------------------------------------------------------------------------------------------
George R. Wackenhut.........................   12,044       1998-2000      121,000    242,000   363,000
Richard R. Wackenhut........................    4,645       1998-2000       46,669     93,338   140,007
Alan B. Bernstein...........................    2,538       1998-2000       25,502     51,003    76,505
George C. Zoley.............................        0       1998-2000            0          0         0
Philip L. Maslowe...........................    1,593       1998-2000       16,001     32,002    48,003

 (1) Performance shares and restricted stock units are awarded under the Plan, however, only performance shares are reflected above since restricted stock units are not contingent upon performance and are reported separately in the Summary Compensation Table, Long-Term Compensation Restricted Stock Awards column.

 (2) Earnings per share performance goals are set by the Nominating and Compensation Committee for all of the three-year performance cycles.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

                                                                     INDIVIDUAL GRANTS
                                                     ------------------------------------------------------ POTENTIAL REALIZABLE
                                                                     % OF TOTAL                                VALUE AT ASSUMED
                                                      NUMBER OF     OPTIONS/SARS    EXERCISE                 ANNUAL RATES OF STOCK
                                                      SECURITIES     GRANTED TO        OR                    PRICE APPRECIATION
                                                      UNDERLYING     EMPLOYEES        BASE                    FOR OPTION TERM (3)
                                                     OPTIONS/SARS        IN           PRICE      EXPIRATION   -------------------
                       NAME                            GRANTED      FISCAL YEAR     ($/SHARE)       DATE      5% ($)     10% ($)
---------------------------------------------------------------------------------------------------------------------------------
George R. Wackenhut................................   (1)  30,000      11.8%          19.75      27-Jan-08    372,620     944,292
Richard R. Wackenhut...............................   (1)  25,000       9.8%          19.75      27-Jan-08    310,517     786,910
Alan B. Bernstein..................................   (1)  20,000       7.8%          19.75      27-Jan-08    248,413     629,528
George C. Zoley....................................   (2)  30,000      16.6%          25.06      23-Jan-08    472,850   1,198,295
Philip L. Maslowe..................................   (1)  10,000       3.9%          19.75      27-Jan-08    124,207     314,764

(1) Options granted under the Key Employee Long-Term Incentive Stock Plan of the Corporation (the "Incentive Stock Plan").

(2) Options granted under Wackenhut Corrections Corporation's Stock Option Plan (the "Second Plan").

(3) The full option term was used in the 5% and 10% annual growth projections for the price of the underlying stock.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                         NUMBER OF
                                                        SECURITIES             VALUE OF
                                                        UNDERLYING            UNEXERCISED
                                                        UNEXERCISED          IN-THE MONEY
                                                       OPTIONS/SARS          OPTIONS/SARS
                                                         AT FISCAL             AT FISCAL
                           SHARES                      YEAR-END (#)          YEAR-END ($)
                          ACQUIRED       VALUE       -----------------     ----------------
                        ON EXERCISE     REALIZED     EXERCISABLE (E)/      EXERCISABLE (E)/
                            (#)           ($)        UNEXERCISABLE (U)     UNEXERCISABLE (U)
                        -----------     --------     -----------------     -----------------
George R. Wackenhut      (A) NONE          NA            129,375 E            1,176,414 E
                         (B) NONE          NA             32,864 E              901,295 E
                         (C) NONE          NA             74,666 E            1,857,317 E

Richard R. Wackenhut     (A) NONE          NA            114,750 E            1,059,078 E
                         (C) NONE          NA             74,666 E            1,857,317 E

Alan B. Bernstein        (A) NONE          NA             73,688 E              705,652 E
                         (C) NONE          NA             56,000 E            1,393,000 E

George C. Zoley          (C) 25,000     509,244           75,000 E              857,750 E
                                                          20,000 U              133,500 U

Philip L. Maslowe        (A) NONE          NA             30,000 E               90,000 E
                                                          10,000 E               21,875 E


(A) The Key Employee Long-Term Incentive Stock Plan of the Corporation (the "Incentive Stock Plan")
(B) Wackenhut Corrections Corporation 1994 Stock Option Plan (the "First Plan")
(C) Wackenhut Corrections Corporation Stock Option Plan (the "Second Plan")

SENIOR OFFICER RETIREMENT PLAN

     The following table sets forth the estimated annual benefits payable under the Retirement Plan for senior officers.

                                      RETIREMENT PLAN TABLE
                                        ANNUAL BENEFITS
                      ------------------------------------------------------------
                           OFFICER                            BENEFICIARIES
                      ------------------------------------------------------------
R. R. Wackenhut       $ 175,000    20 years           $100,000         10 years
A. B. Bernstein         150,000    20 years            100,000         10 years
P. L. Maslowe           100,000    20 years             50,000         10 years
G. C. Zoley                  --    --                   --             --

The Retirement Plan for senior officers provides that the Corporation will pay certain sums to the senior officers or their beneficiaries for twenty (20) years beginning on the date of their death or retirement after age 60, or to their beneficiaries for ten (10) years if they die before age 60.

The Corporation has purchased life insurance on the lives of such senior officers in amounts that, in the aggregate, will substantially fund its future liability under the Retirement Plan.

With respect to the five most highly compensated executive officers of the Corporation, George R. Wackenhut is not a participant in the Retirement Plan, and George C. Zoley participates in an Executive Officer Retirement Plan established by Wackenhut Corrections Corporation. Philip L. Maslowe is a participant in the Plan, but has no vested benefits at the fiscal year ended January 3, 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Nominating and Compensation Committee of the Board of Directors (the "Compensation Committee") met three times in fiscal 1998. The Compensation Committee is composed exclusively of independent, non-employee directors who are not eligible to participate in any of the executive compensation programs. Among its duties, the Compensation Committee is responsible for recommending to the full Board the annual remuneration for all executive officers, including the Chief Executive Officer and the other officers named in the Summary Compensation Table set forth above, and to oversee the Company's compensation plans for key employees. The Compensation Committee seeks to provide, through its administration of the Company's compensation program, salaries that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary, annual incentive bonuses, retirement plans (as noted earlier in this section of the Proxy), and long-term incentive awards.

Base salary is the fixed amount of total annual compensation paid to executives on a regular basis during the course of the fiscal year. Management of the Company determines a salary for each senior executive position (exclusive of the CEO and COO) that it believes is appropriate to attract and retain talented and experienced executives, and that is generally competitive with salaries for executives holding similar positions at comparable companies. The starting point for this analysis is each officer's base salary for the immediately preceding fiscal year. From time to time, management obtains reports from independent organizations concerning compensation levels for reasonably comparable companies. This information is used as a market check on the reasonableness of the salaries proposed by management. The comparator companies are composed of a diversified group of service companies whose revenue, performance, and position matches were deemed relevant and appropriate by the outside firm. Management recommends executive salaries to the Compensation Committee.

The Compensation Committee reviews and adjusts the salaries suggested by management as it deems appropriate, and generally asks management to justify its recommendations, particularly if there is substantial deviation between the recommended salary and an officer's compensation for the prior fiscal year. In establishing the base salary for each officer (including that of the CEO and COO), the Compensation Committee evaluates numerous factors, including the Company's operating results, net income trends, and stock market performance, as well as comparisons with financial and stock performance of other companies, including those that are in competition with the Company. In addition, data developed as a part of the strategic planning process, but which may not directly relate to corporate profitability, is utilized as appropriate. For example, the Compensation Committee may take into consideration an officer's efforts in positioning the Company for future growth.

The Summary Compensation Table set forth elsewhere in this Proxy Statement shows the salaries of the CEO and the other named executive officers for the last three years. The increase in the CEO's salary for 1998 was attributable to the overall financial performance of the Company, strategic objectives and the quality of his leadership. In 1998, the Compensation Committee formally evaluated the performance of the CEO.

The Company has an incentive compensation plan (the Bonus Plan) for officers and key employees. The aggregate amount of incentive compensation payable under the Bonus Plan is based on the Company's consolidated revenue and income and Business Unit revenues and service profits. The Company exceeded target on both revenues and profits. The Bonus Plan is intended as an incentive for executives to increase both revenue and profit and uses these as factors in calculating the individual bonuses. The Bonus Plan formula weights these factors depending upon the position of the executive. For example, the President of a Business Unit is measured on factors of 60% Corporate results (30% corporate revenue and 30% corporate income) and 40% Business Unit service profit. All other positions are measured on weighted factors of 30% corporate revenue and 70% corporate income before taxes. An adjustment to the individual incentive award (up to 20% upward or 80% downward) may be applied to reflect individual performance. The Compensation Committee's decisions regarding the amount of incentive compensation payable in a given year and the allocation of same among the participants, are based on these factors, the contribution of a particular employee during the fiscal year and compliance with previously agreed upon goals and objectives as outlined in the Corporation's strategic plan for 1998. The Company has elected to comply with Section 162(m) of the Internal Revenue Code to the extent it deems appropriate and has a bonus plan for the CEO that is based upon the Company's consolidated revenue (30%) and consolidated service profits (70%). Accordingly, there was no discretionary adjustment upward to the award.

The Company also maintains a Key Employee Long-Term Incentive Stock Plan (the Incentive Plan) for all executive officers, including the CEO and the other named officers. Participants in the Incentive Plan are assigned a target incentive award, stated as a percentage of such participant's base salary depending upon the participant's position with the Company. The target incentive award for fiscal 1998 for the CEO, the Chief Operating Officer, Executive Vice Presidents, and Senior Vice Presidents of the Company were 22%, 20%, 18% and 16%, respectively, of base salary.

Participants in the Incentive Plan may be granted one or more types of long-term incentive vehicles as awards. Initially, awards have been limited to grants of restricted stock units and/or performance shares. The Compensation Committee determines the percentage of the target incentive award that will be allocated to restricted stock units and the percentage that will be allocated to performance shares. Awards in each category are earned only if certain predetermined criteria are met. In general, restricted stock unit awards are currently earned based on an employee's continued employment with the Company for a period of seven years from the date of grant, although the Compensation Committee can increase or decrease the time period for future grants and may also include performance criteria. Performance shares are earned only if certain three-year earnings per share performance goals established by the Compensation Committee are attained. In setting the performance goals for each three-year period, the Compensation Committee considers prior years' performance, industry trends, the performance of major financial indicators and the prevailing economic circumstances. In its discretion, the Compensation Committee may make adjustments to performance share awards to consider aspects of performance that may not be reflected in the Company's financial results. The Company also maintains a Stock Option Plan (the Plan) for executive officers, including the CEO and other key employees. Participants receive stock option grants based upon their overall contribution to the Corporation. Such options are granted at market value at the time of grant.

The purpose of the Incentive Plan is to reward superior corporate performance with a variable component of pay that can only be earned if performance criteria are met. The Incentive Plan is intended to encourage stock ownership by senior executives; to balance the short-term emphasis of the Bonus Plan with a longer-term perspective; to reinforce strategic goals by linking them to compensation; and to provide retention incentives for employees considered key to the future success of the Company.

By the Nominating and Compensation Committee
     General Paul X. Kelley, Chairman           Governor Carroll A. Campbell
     Benjamin R. Civiletti, Vice Chairman       Nancy Clark Reynolds

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                THE WACKENHUT CORPORATION, WILSHIRE 5000 EQUITY,
               AND S&P SERVICES (COMMERCIAL AND CONSUMER) INDEXES
                    (PERFORMANCE THROUGH DECEMBER 31, 1998)

Assumes $100 invested on December 31, 1993, in The Wackenhut Corporation Series A Common Stock and the Index companies.


                              [PERFORMANCE GRAPH]

(*) Total return assumes reinvestment of dividends.

                      THE                                               S&P SERVICE
                      WACKENHUT                 WILSHIRE 5000           (COMMERCIAL AND
  DATE                CORPORATION               EQUITY                  CONSUMER)
  --------------------------------------------------------------------------------------
  December 1993       $100.00                    $100.00                 $100.00
  December 1994       $105.51                    $ 99.94                 $ 91.58
  December 1995       $175.83                    $136.37                 $123.66
  December 1996       $210.62                    $165.31                 $127.69
  December 1997       $289.71                    $217.03                 $175.14
  December 1998       $316.23                    $267.88                 $142.06

The above graph compares the performance of The Wackenhut Corporation with that of the Wilshire 5000 Equity, and the S&P Services Index, which is a published industry index. An outside consulting firm was retained to evaluate the feasibility of constructing a custom peer group or the selection of a comparable peer group. The consultant's conclusion was that there is no appropriate five-year index of large labor-intensive security and protective service companies presently available and the construction of a custom peer group would not be appropriate because of the lack of sufficient data on the other large security companies. The selection of the S&P Services Index was the closest index the consultants believed appropriate. If there is a published index of large security companies or when sufficient data is available, the Company may consider, in future years, changing to a different index or custom peer group in place of the S&P Services Index.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Corporation has a joint life policy on George R. Wackenhut and Ruth J. Wackenhut in the amount of $800,000. The cost of the policy is $16,543 per year and substantially all of the premium is paid by the Corporation. In this connection, an agreement provides that $760,000 of the proceeds from the policy will be paid to the Corporation as reimbursement of the costs.

SERVICES AGREEMENT. The Company and its consolidated subsidiary, Wackenhut Corrections Corporation ("WCC"), entered into a services agreement (the "Services Agreement") on December 20, 1995, which became effective January 1, 1996, pursuant to which the Company agreed to continue to provide certain of these services to WCC through January 3, 1999.

In accordance with the terms of the Services Agreement, WCC paid the Company a fixed annual fee for services (the "Annual Services Fee") equal to $1,100,342 in fiscal 1996, $1,200,342 in fiscal 1997 and $1,718,100 in fiscal 1998. Management of WCC believes that the Annual Services Fees under the Services Agreement are on terms no less favorable to the Company and WCC than could be obtained from unaffiliated third parties. If WCC determines that it can obtain any of the services to which the Annual Services Fees relate at a cost less than that specified in the Services Agreement, WCC may obtain such services from another party and terminate the provision of such services by the Company with a corresponding reduction in the Annual Services Fee.

Under the Services Agreement, the services to be provided by the Company to WCC for the Annual Services Fee include the following:

             LEGAL SERVICES. Under the Services Agreement, the Company provides legal advice on all matters affecting WCC, including, among other things, assistance in the preparation of Securities and Exchange Commission ("SEC") and other regulatory filings, review and negotiation of joint venture and other contractual arrangements, and provision of day-to-day legal advice in the operation of WCC's business, including employee related matters.

             FINANCIAL, ACCOUNTING, TAX AND GOVERNMENT CONTRACT MANAGEMENT SERVICES. Under the Services Agreement, the Company provides WCC with
        (i) treasury operations, (ii) support in the processing of accounts payable, tax returns and payroll, (iii) conducting periodic internal field audits, and (iv) purchasing assistance on an as needed basis. Under the Services Agreement, the Company also provided WCC with assistance in (i) deployment of new software for accounting and inmate management, (ii) management and administration of its government contracts, pricing proposals and responding to government inquiries and audits and (iii) the preparation of accounting reports, financial projections, budgets, periodic SEC filings and tax returns.

             HUMAN RESOURCES SERVICES. Under the Services Agreement, the Company provides WCC assistance in the identification and selection of employees and compliance by WCC with various equal employment opportunity and other employment related requirements. The Company also assists WCC in implementing and administering employee benefit plans which comply with applicable laws and regulations.

Any services provided by the Company to WCC beyond the services covered by the Annual Services Fees are billed to WCC at cost or on a cost plus basis as described in the Services Agreement or on such other basis as WCC and the Company agree. The Services Agreement provided WCC the option to utilize the Company's Domestic Operations Group Food Services Division (the "Food Services Division") to (i) provide WCC with technical assistance in the areas of equipment specifications, kitchen layout and design, menu development, nutritional analysis and field support and training (for which WCC has reimbursed the Company for direct and indirect costs associated with providing such services), and (ii) manage and operate the food services at certain of WCC's facilities (for which WCC agreed to pay the Company a price established on a negotiated basis which is no less favorable than the charges for comparable services from unaffiliated third parties).

The following table sets forth certain amounts billed to WCC during fiscal 1996, fiscal 1997, and fiscal 1998, for services not covered by the Annual Services Fee paid under the 1996 Services Agreement.

                                                     FISCAL 1996        FISCAL 1997      FISCAL 1998
     -----------------------------------------------------------------------------------------------
     Food Services                                   $  450,000         $  461,000       $  839,000
     Casualty Insurance Premiums(1)                   3,306,000          4,957,000        7,423,000
     Interest Charges (Income)(2)                        40,000             10,000         (122,000)
     Office Rental(3)                                   269,000            285,000          360,000
     -----------------------------------------------------------------------------------------------
     TOTAL                                           $4,065,000         $5,713,000       $8,500,000


(1) Casualty insurance premiums relate to workers' compensation, general liability and automobile insurance coverage obtained through the Company's Insurance Program. Substantially, all of the casualty insurance premiums represented premiums to a captive reinsurance company that is wholly owned by the Company. Under the terms of each of the Services Agreement, WCC also has the option to continue to participate in certain other insurance policies maintained by the Company for which WCC reimburses the Company for direct and indirect costs associated in providing such services.

(2) WCC charged interest on intercompany indebtedness and charges interest on intercompany loans at rates that reflect the Company's average interest costs on long-term debt, exclusive of mortgage financing.

(3) Effective January 3, 1994, WCC entered into a two-year lease agreement with the Company providing for the rental of approximately 5,361 square feet of office space at its corporate headquarters in Coral Gables, Florida at an annual rate of $106,400 ($19.84 per square foot) plus certain common area maintenance charges (on terms which WCC believes to be no less favorable to WCC and the Company than could have been obtained from unaffiliated third parties). In 1995, the Company sold the office building and relocated its headquarters to Palm Beach Gardens, Florida, in March 1996. WCC has relocated its corporate offices to the Company's new headquarters, and has negotiated a lease on terms which WCC believes will be no less favorable to WCC and the Company than could have been obtained from unaffiliated third parties. In 1998, WCC increased the amount of space it rents by approximately 1600 square feet and paid common area maintenance charges related to 1997 and 1998

Management of the Company believes that the services provided for the Annual Services Fees and the other services that will or may be provided under the Services Agreement are, or will be, on terms no less favorable to the Company and WCC than could have been obtained from unaffiliated third parties.

Under the terms of the Services Agreement, the Company has further agreed that for so long as it provides WCC with any services (including those provided under the Services Agreement) and for a period of two years thereafter, the Company and its affiliates will not directly or indirectly compete with WCC or any of its affiliates in the design, construction, development or management of correctional or detention institutions or facilities in the United States. Additionally, during the period described above, the Company will not (and will use its best efforts to cause its affiliates not to) directly or indirectly compete with WCC or any of its affiliates in the design, construction, development or management of correctional or detention institutions or facilities outside the United States.

Nevertheless, in the United States, the Company's North American Operations Group may continue to bid for and perform any of the services that it currently performs. These services include prisoner transit, court security services and food services. WCC has also agreed that it will provide the Company with the first opportunity to participate on a competitive basis as a joint venture in the development of facilities outside the United States.

From time to time, the Company has guaranteed certain obligations of WCC and its affiliates. These guarantees remained in place following WCC's IPO and may be called upon should there be a default with respect to such obligations.

The Company anticipates that it may, from time to time, use the services of the law firm of Venable, Baetjer and Howard, of which Mr. Benjamin R. Civiletti, a Director Nominee of The Wackenhut Corporation is a partner.

George C. Zoley, Vice Chairman of the Board and Chief Executive Officer of WCC, also serves as Senior Vice President of the Corporation, and a Director of each of Wackenhut Corrections (U.K.) Limited, Wackenhut Corrections Corporation Australia Pty Limited, Premier Prison Services, Ltd., Premier Custodial Development, Ltd., Australasian Correctional Services Pty Limited, and Australasian Correctional Management Pty Limited, affiliates of the Company. James P. Rowan, Senior Vice President and General Counsel of the Company also serves as the General Counsel and Secretary of WCC. George R. Wackenhut, Chairman of the Board and Chief Executive Officer of the Company, also serves as Chairman of the Board of WCC and, together with his wife, Ruth J. Wackenhut, through trusts over which they have sole dispositive and voting power, control approximately 50.05% of the issued and outstanding voting common stock of the Company. Richard R. Wackenhut, the President and Chief Operating Officer of the Company, is also a Director of WCC. He is the son of George R. and Ruth J. Wackenhut.

DIRECTORS' COMPENSATION

Directors of the Corporation who are not Officers were paid during fiscal year 1998 an annual retainer fee at the rate of $ 20,000 per year plus $1,500 or 75 shares of Series B Common Stock for each Board Meeting attended, $1,000 or 50 shares for each committee meeting attended as committee members, and $1,500 or 75 shares for each committee meeting attended as committee chairmen. Each Director also receives from the Corporation annually, an option to purchase 2,000 shares of Series B Common Stock of the Corporation and is eligible for stock option grants in wholly owned subsidiaries when such grants are made to company management.

No Directors or their affiliates were compensated for services rendered to the Corporation during fiscal 1998 other than the compensation described above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

All SEC Forms 3, 4 and 5 filings appear to have been made when due. Those Directors and Officers not required to file a Form 5 for fiscal 1998 have furnished the Corporation with a statement that no filing is due.

PROPOSAL NO. 2
APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Although not required by the By-Laws, the Board of Directors, in the interest of accepted corporate practices, asks shareholders to ratify the action of the Board of Directors in appointing the firm of Arthur Andersen LLP to be the independent certified public accountants of the Corporation for the fiscal year 1999, and to perform such other services as may be requested. If the shareholders do not ratify this appointment, the Corporation's Board of Directors will reconsider its action. Arthur Andersen LLP has advised the Corporation that no partner or employee of Arthur Andersen LLP has any direct financial interest or any material indirect interest in the Corporation other than receiving payment for its services as independent certified public accountants.

 A representative of Arthur Andersen LLP, the principal independent certified public accountants of the Corporation for the most recently completed fiscal year, is expected to be present at the shareholders meeting and shall have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised orally at the meeting.

PROPOSAL NO. 3
PROPOSAL TO SET ASIDE A TOTAL OF 900,000 SHARES OF SERIES B COMMON STOCK OF THE CORPORATION TO BE UTILIZED FOR FUTURE ISSUANCE UNDER THE KEY EMPLOYEE LONG-TERM INCENTIVE STOCK PLAN (THE "PLAN").

The Plan was previously approved by the shareholders of the Corporation at the 1992 Annual Meeting. The Nominating and Compensation Committee of the Board of Directors of the Corporation (the "Committee") is responsible for the administration and governance of the Plan. Actions requiring Committee approval include final determination of plan eligibility and participation, identification of performance goals, and final award determination. The decisions of the Committee are conclusive and binding on all participants.

The purpose of the Plan is to reward superior performance with a variable component of pay which can only be earned if predetermined performance criteria are met. The Plan is intended to encourage stock ownership by senior executives; to balance the short-term emphasis of the annual incentive plan with a longer-term perspective; to reinforce strategic goals by linking them to compensation; and to provide retention incentives for employees considered key to the future success of the Corporation. Initially, participants were limited to the senior officers, but beginning in 1994, stock options were awarded to a much broader segment of management employees.

Participants may be granted one or more types of long-term incentive vehicles as awards. Initially, awards to participants were limited to Restricted Stock Units
(RSUs) and/or performance shares. The Plan also provides for the granting of stock options and/or performance units.

Participants "earn" the RSU and performance share awards based on (1) continued employment and/or (2) Company performance measured over a three-year performance category. The Target Incentive Award is allocated among the possible types of long-term incentive vehicles as determined by the Committee. For any Performance Shares awarded, a greater or lesser amount, based on a preset schedule, may be earned at the end of the plan year based on the attainment of predetermined goals. Annual grants have been made for each type of long-term incentive. Vesting periods and/or performance measurement periods vary according to the type of long-term incentive awarded. The CEO will nominate participants to be approved by the Committee. Participation is reevaluated and determined on an annual basis. Total awards to be granted are calculated by multiplying the appropriate percentage by the participant's base salary at the time of grant. The appropriate number of units or shares is determined by dividing the amount of the award by the stock price at the date of grant, calculated as the average closing price of the stock for the last ten business days preceding the date of grant.

Stock Options and Restricted Stock vest based upon continued employment. Vesting periods are as follows:

                       TYPE OF AWARD                          VESTING PERIOD
                       -------------                          ------------------------
                       Stock Options                           As set by the Committee

                       Restricted Stock                        7 years

Based on performance achieved during the year, an individual's Performance Share award payout will be a function of performance against pre-established objectives. Threshold, Target, and Outstanding performance levels are defined at the beginning of each year for each performance measure.

The Plan's initial performance measure for Performance Share awards was Return on Equity (ROE). The Committee subsequently adopted growth in Earnings Per Share
(EPS) as the performance measure in 1996. Compounded growth rate in EPS for each three-year measurement period is compared with preset goals, as described above, to determine award payouts.

The Committee may, in its discretion, make an adjustment to Performance Share awards to consider aspects of performance that may not be reflected in the financial results of the Corporation.

Payments of Performance Share awards are made in stock as soon as practicable after the end of the three-year measurement period, and after approval by the Committee. Thus far, the only payout of performance shares was for the period 1991--1993 and 1996--1998. No awards were earned for the 1992--1994, 1993--1995,
1994--1996 or 1995--1997 periods. In the event that a participant changes positions between award grant dates, whether due to promotion, demotion or lateral move, at the discretion of the Committee, awards are granted or modified as appropriate. An employee hired into an eligible position during the year may participate in the Plan for the balance of the year on a pro rata basis at the discretion of the Committee.

In the event a participant voluntarily terminated employment or is terminated involuntarily before Stock Option or Restricted Stock awards have been vested, or before Performance Share awards have been earned for a performance period, any award will be forfeited. In the event of death, permanent disability, or normal retirement, or upon the occurrence of a defined "change in control" of the Corporation, all Stock Option and Restricted Stock awards will vest immediately.

Annual grants of Restricted Stock Units (RSUs) have been made to participants since Plan inception. At the time of grant, a vesting schedule is established for each RSU award, which need not be the same for each participant, and which may be based upon the passage of time, the achievement of pre-establised performance goals or a combination thereof. The RSUs may not be sold, pledged or transferred until fully vested and until any other applicable restrictions have lapsed. During the vesting period, participants are paid dividend equivalents on the RSUs granted to them. When vested, payment for RSUs is made in shares of the Common Stock of the Corporation on a one for one basis. The Plan is intended to remain in effect for ten years, unless terminated earlier by the Board of Directors of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO SET ASIDE A TOTAL OF 900,000 SHARES OF SERIES B COMMON STOCK OF THE CORPORATION FOR FUTURE ISSUANCE UNDER THE KEY EMPLOYEE LONG-TERM INCENTIVE STOCK PLAN FOR KEY EMPLOYEES OF THE CORPORATION.

SHAREHOLDERS PROPOSAL DEADLINE

Shareholder proposals intended to be presented at the 2000, Annual Meeting of Shareholders must be received by the Corporation for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting by December 1, 1999.

OTHER MATTERS

The Board of Directors knows of no other matters to come before the shareholders' meeting. However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.


                                   By order of the Board of Directors


                                   James P. Rowan
                                   Senior Vice President, General Counsel
                                   and Assistant Secretary



MARCH 31, 1999







--------------------------------------------------------------------------------
A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 3, 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE WITHOUT CHARGE TO INTERESTED SHAREHOLDERS UPON WRITTEN REQUEST TO PATRICK F. CANNAN, DIRECTOR, CORPORATE RELATIONS, THE WACKENHUT CORPORATION, 4200 WACKENHUT DRIVE #100, PALM BEACH GARDENS, FLORIDA, 33410-4243.

--------------------------------------------------------------------------------


                           THE WACKENHUT CORPORATION

                           4200 Wackenhut Drive #100
                       Palm Beach Gardens, Florida 33410

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints George R. Wackenhut and Richard R. Wackenhut as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Series A Common Stock of The Wackenhut Corporation held of record by the undersigned on March 17, 1999, at the Annual Meeting of Shareholders to be held at the Ritz-Carlton, Palm Beach, 100 South Ocean Blvd., Manalapan, Florida, at 9:00 A.M., May 7, 1999, or at any adjournment thereof.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS NAMED AS PROXIES.


                 (Continued, and to be signed, on other side.)

--------------------------------------------------------------------------------




                            * FOLD AND DETACH HERE *

     The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

                                                 Please mark your votes as
                                                 indicated in this example [ X ]

1. ELECTION OF DIRECTORS:

              VOTE FOR all nominees              VOTE WITHHELD
          listed to the right (except as       as to all nominees.
             marked to the contrary).
                      [   ]                           [   ]

          Nominees:
          01 Julius W. Becton, Jr.            07 Paul X. Kelley
          02 Alan B. Bernstein                08 Nancy Clark Reynolds
          03 Carroll A. Campbell, Jr.         09 John F. Ruffle
          04 Benjamin R. Civiletti            10 Thomas P. Stafford
          05 Ann Newman Foreman               11 George R. Wackenhut
          06 Edward L. Hennessey, Jr.         12 Richard R. Wackenhut

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2. Proposal to approve for the fiscal year 1999 the Appointment of ARTHUR ANDERSEN LLP as the independent certified public accountants of the Corporation.

                 FOR [   ]     AGAINST [   ]     ABSTAIN [   ]

3. Proposal to approve the setting aside of 900,000 Series B shares for the Key Employee Long-Term Incentive Stock Plan.

                 FOR [   ]     AGAINST [   ]     ABSTAIN [   ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please date and sign exactly as name appears below. Joint owners should each sign. Attorneys-in-fact, Executors, Administrators, Trustees, Guardians, or corporate officers should give full title.

Date                                                                      , 1999
     --------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Signature

--------------------------------------------------------------------------------
                           Signature if held jointly

   Please sign and return this Proxy in the accompanying addressed envelope.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                               VOTE BY TELEPHONE
      [Phone Logo]       QUICK *** EASY *** IMMEDIATE       [Phone Logo]

           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

  1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone
                        24 hours a day - 7 days a week.
    There is NO CHARGE to you for this call. - Have your proxy card in hand.
                  You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION 1: To vote as the Board of Directors recommends on ALL proposals press 1.
--------------------------------------------------------------------------------

                   When asked, please confirm by Pressing 1.

--------------------------------------------------------------------------------
OPTION 2: If you choose to vote on each Proposal separately, press 0. You will hear these instructions.
--------------------------------------------------------------------------------

Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   When asked, please confirm by Pressing 1.

           The instructions are the same for all remaining proposals.
                                       OR
   2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.
                             THANK YOU FOR VOTING.